Exhibit 10.3

FIRST AMENDMENT TO STANDARD FORM OF AGREEMENT

BETWEEN OWNER AND CONTRACTOR

This First Amendment to Standard Form of Agreement between Owner and Contractor is dated as of September 18, 2003, and is by and between PNK (Lake Charles), L.L.C. as “Owner,” and Manhattan Construction Company as “Contractor,” with regard to the following:

A. Owner and Contractor have previously entered into that certain Standard Form of Agreement between Owner and Contractor, with addenda, relating to the construction of a casino resort in Lake Charles, LA (the “Construction Agreement”).

B. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Construction Contract.

For good and valuable consideration, Owner and Contractor hereby amend the Construction Agreement as follows:

1. Section 4.3 of the Construction Agreement is hereby amended to provide that Contractor shall achieve Substantial Completion of the entire Work within eighteen (18) months from the date of commencement of the Work, which date of commencement was September 12, 2003.

2. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

3. Except as expressly amended hereby, the Construction Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Standard Form of Agreement Between Owner and Contractor to be

executed as of the date first set forth above.

OWNER

PNK (LAKE CHARLES), L.L.C A Louisiana limited liability company

By:	Pinnacle Entertainment, Inc. Its Sole Member and Manager

By:	/s/ CLIFFORD D. KORTMAN
Name:	Clifford D. Kortman
Title:	Senior Vice President Construction/Development

CONTRACTOR

Manhattan Construction Company

By:	/s/ LEONARD REJCEK
Name:	Leonard Rejcek
Title:	President Southwest Region

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